Exhibit 10.01

VOTING AGREEMENT

VOTING AGREEMENT, dated as of April 9, 2017 (this “Agreement”), by and among AT&T Inc., a Delaware corporation (“Parent”), The Patrick Henry Trust (the “Trust”) and Howard S. Jonas (“Mr. Jonas”).

RECITALS

WHEREAS, pursuant to that certain Trust Agreement, dated July 31, 2013, by and between Mr. Jonas and Alliance Trust Company LLC, as the “Trustee” (the “Trust Agreement”), Mr. Jonas conferred on the Trustee, subject to the terms of the Trust Agreement, the sole responsibility to administer the Trust and to manage Trust assets without the participation by, or the knowledge of, any interested party, including the unfettered discretion over voting rights with respect to corporate shares held by the Trust and any other rights that may accompany ownership of such shares;

WHEREAS, pursuant to the Trust Agreement, Mr. Jonas has retained all decision powers over final dispositions, has the sole right to vote the corporate shares with respect to any such matter and has the right to direct the Trustee to dispose of such corporate shares from time to time in Mr. Jonas’ sole discretion;

WHEREAS, Straight Path Communications Inc., a Delaware corporation (the “Company”), Parent and Switchback Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of April 9, 2017 (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving the Merger as the surviving corporation (the “Merger”);

WHEREAS, as of the date of this Agreement, the Trust is the record owner and Beneficial Owner (as hereinafter defined) of 787,163 shares (the “Trust Common Shares”) of Class A common stock of the Company (the “Class A Shares”), which are convertible into the Company’s Class B common stock (the “Common Stock”), all of which shares Mr. Jonas controls the right to vote in connection with stockholder approval of the Merger;

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has required that the Trust agree, and the Trust has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein, including with respect to the Covered Shares (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

ARTICLE 1
GENERAL

1.1              Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Bankruptcy and Equity Exception” means the extent to which the enforceability of a Contract may be limited by (a) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting the enforcement of creditors’ rights generally and (b) general equitable principles (whether considered in a proceeding in equity or at law).

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, (a) is the record owner of such security; (b) has or shares voting power which includes the power to vote, or to direct the voting of, such security; and/or (c) has or shares investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act. The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Owner” shall have correlative meanings.

“control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any Person, means the power to direct or cause the direction of the management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Covered Shares” means the Trust Common Shares that are Beneficially Owned by the Trust or by Mr. Jonas, together with any other shares of Common Stock or other voting securities of the Company and any securities convertible into or exercisable or exchangeable for Common Stock or other voting securities of the Company, in each case that the Trust or Mr. Jonas acquires Beneficial Ownership of prior to the termination of this Agreement in accordance with its terms.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option, derivative or other agreement or understanding (including any profit or loss sharing arrangement) with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition.

ARTICLE 2
VOTING

2.1              Agreement to Vote. The Trust and Mr. Jonas hereby agree that during the term of this Agreement, at the Stockholders Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment, recess or postponement thereof, the Trust shall, in each case to the fullest extent that the Covered Shares are entitled to vote thereon or consent thereto:

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(a)                appear (in person or by proxy) at each such meeting or otherwise cause all of the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(b)               vote (or cause to be voted), in person or by proxy, all of the Covered Shares: (i) in favor of the Merger and the approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, including any amended and restated Merger Agreement or amendment to the Merger Agreement that increases the Per Share Merger Consideration or otherwise is or results in the Merger Agreement being more favorable to the Trust than the Merger Agreement in effect as of the date of this Agreement; (ii) in favor of the approval of any proposal to adjourn or postpone any meeting of the stockholders of the Company to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such meeting is held; (iii) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Trust contained in this Agreement; (iv) against any action, proposal, transaction or agreement that would reasonably be expected to impede, materially delay or adversely affect the consummation of the Merger or the fulfillment of Parent’s, the Company’s or Merger Sub’s conditions under the Merger Agreement, any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company’s certificate of incorporation or bylaws); and (v) against any Acquisition Proposal;

provided, however, that, notwithstanding the foregoing, in the event that there is any amendment to the Merger Agreement which (w) reduces or changes the form of the Per Share Merger Consideration, (x) changes the payment terms of the Merger Consideration in any respect adverse to the holders of the Common Stock, (y) waives the condition to the obligation of the Company set forth in Section 6.3(c) (Tax Opinion) of the Merger Agreement or amends that condition in a manner that is adverse to the holders of the Common Stock, or (z) effects any change that is materially adverse to the holders of the Common Stock, neither the Trust nor Mr. Jonas shall have any obligation to vote any of the Covered Shares in accordance with this Section 2.1 in favor of the Merger or with respect to the Merger Agreement as so amended or take any other action under this Article 2.

2.2              No Inconsistent Agreements.

(a)                Each of the Trust and Mr. Jonas hereby represents, covenants and agrees that, except for this Agreement, each of the Trust and Mr. Jonas (i) has not entered into, and shall not enter into, any voting agreement, voting trust or similar agreement or understanding, with respect to any of the Covered Shares, (ii) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to any of the Covered Shares, (iii) has not given, and shall not give, any voting instructions in any manner inconsistent with clause (a) and clause (b) of Section 2.1, with respect to any of the Covered Shares and (iv) has not taken and shall not knowingly take any action that would constitute a breach hereof, make any representation or warranty of the Trust contained herein untrue or incorrect or have the effect of preventing or disabling the Trust from performing any of its obligations under this Agreement.

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2.3              Other Voting. Subject to the limitations set forth in the Trust Agreement, the Trust may vote on all issues that may come before a meeting of the stockholders of the Company in its sole discretion; provided that such vote does not contravene the provisions of this Article 2.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of Mr. Jonas. Mr. Jonas hereby represents and warrants to Parent as follows:

(a)                Authorization; Validity of Agreement. Mr. Jonas has the requisite power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Mr. Jonas and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding agreement of Mr. Jonas, enforceable against Mr. Jonas in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b)               Consents and Approvals. The execution and delivery of this Agreement by Mr. Jonas does not, and the performance by Mr. Jonas of his obligations under this Agreement and the consummation by him of the transactions contemplated by this Agreement will not, require Mr. Jonas to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Entity or other Person (other than the Trustee).

(c)                Reliance by Parent. Mr. Jonas understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Mr. Jonas’ execution and delivery of this Agreement and the representations, warranties, covenants and obligations of Mr. Jonas contained herein.

(d)               No Litigation. As of the date of this Agreement, there is no suit, claim, action, investigation or other proceeding pending or, to the knowledge of Mr. Jonas, threatened against Mr. Jonas at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of Mr. Jonas to perform his obligations hereunder or consummate the transactions contemplated hereby.

3.2              Representations and Warranties of the Trust. The Trust hereby represents and warrants to Parent as follows:

(a)                Organization; Authorization; Validity of Agreement; Necessary Action. The Trust is a trust, duly organized and validly existing under the Law of its jurisdiction of organization. The Trust has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery by the Trust of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary action by the Trust on behalf of the Trust and no other actions or proceedings on the part of the Trust or any other Person are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Trust and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, subject to the Bankruptcy and Equity Exception. If this Agreement is being executed in representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

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(b)               Ownership. The Trust is the owner of record and Beneficial Owner of the Trust Common Shares, free and clear of any Liens and any other limitations or restrictions (including any restrictions on the right to vote), other than (i) any Liens pursuant to this Agreement, (ii) transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States, (iii) any Liens granted in connection with a general pledge of Covered Shares to the Trust’s prime broker, which do not and will not affect the Trust’s Beneficial Ownership of the Covered Shares, and (iv) the Trust Agreement. As of the date of this Agreement, the Trust Common Shares constitute all of the Common Stock Beneficially Owned by the Trust, and the Trust does not Beneficially Own any (A) shares of capital stock or voting securities of the Company or (B) options, warrants or other rights to acquire, or securities convertible into or exchangeable for (in each case, whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company other than the Trust Common Shares. The Trust and Mr. Jonas are the only Beneficial Owners and have and will have at all times during the term of this Agreement the only Beneficial Ownership, voting power (including the right to control such vote as contemplated herein), power of disposition, power to issue instructions with respect to the matters set forth in Article 2 hereof, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Covered Shares Beneficially Owned by the Trust at all times through the Closing Date.

(c)                Non-Contravention. The execution, delivery and performance of this Agreement by the Trust does not and will not (i) contravene or conflict with, or result in any violation or breach of, any provision of the certificate of incorporation, bylaws or other comparable governing documents, as applicable, of the Trust, (ii) contravene or conflict with, or result in any violation or breach of, any Law or Order applicable to the Trust or by which any of its assets or properties is bound, (iii) conflict with or result in any violation, termination, cancellation or breach of, or constitute a default (with or without notice or lapse of time or both) under, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Trust is a party or by which it or any of its assets or properties is bound or (iv) result in the creation of any Liens upon any of the assets or properties of the Trust, except for any of the foregoing as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of the Trust to perform its obligations hereunder or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

(d)               Consents and Approvals. The execution and delivery of this Agreement by the Trust does not, and the performance by the Trust of its obligations under this Agreement and the consummation by it of the transactions contemplated by this Agreement will not, require the Trust to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Entity or other Person (other than Mr. Jonas).

(e)                Reliance by Parent. The Trust understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Trust’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of the Trust contained herein.

(f)                No Litigation. As of the date of this Agreement, there is no suit, claim, action, investigation or other proceeding pending or, to the knowledge of the Trust, threatened against the Trust at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of the Trust to perform the Trust’s obligations hereunder or consummate the transactions contemplated hereby.

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ARTICLE 4
OTHER COVENANTS

4.1              No Proxies for or Unauthorized Transfer of Shares. During the term of this Agreement, the Trust shall not, directly or indirectly, (a) grant any proxies, or enter into any voting trust or other Contract, with respect to the voting of any of the Covered Shares, or (b) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein.

4.2              Stock Dividends, etc. In the event of a reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares or other similar transaction, or if any stock dividend or stock distribution is declared, in each case affecting the Covered Shares, the terms “Trust Common Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities of the Company into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction. The Trust hereby agrees, while this Agreement is in effect, promptly to notify Parent and the Company of the number of any new shares of Common Stock with respect to which Beneficial Ownership is acquired by the Trust, if any, after the date hereof and before the Effective Time. Any such shares shall automatically become subject to the terms of this Agreement as Covered Shares as though owned by the Trust as of the date hereof.

4.3              No Solicitation. Each of the Trust and Mr. Jonas hereby agrees that neither it nor he shall, directly or indirectly, take any action that the Company is otherwise prohibited from taking under Section 5.2(a) of the Merger Agreement (which, for the avoidance of doubt, for the purposes of this Article 4 only, shall be deemed to be the Merger Agreement in effect on the date hereof). The Trust and Mr. Jonas agree that it and he, respectively shall, immediately cease and cause to be terminated all discussions or negotiations with any Person conducted heretofore with any Person other than Parent with respect to any Acquisition Proposal. Notwithstanding the foregoing, Mr. Jonas and the Trust, directly or indirectly through its Affiliates, representatives, advisors or other intermediaries, may, prior to the Stockholders Meeting, engage in negotiations or discussions with any Person (and its representatives, advisors and intermediaries) that has made an unsolicited bona fide written Acquisition Proposal not resulting from or arising out of a breach of this Section 4.3 or Section 5.2(a) of the Merger Agreement.

4.4              Waiver of Actions. Each of the Trust and Mr. Jonas hereby irrevocably and unconditionally agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, any of the other parties to the Merger Agreement or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any proceeding (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into this Agreement or the Merger Agreement. Each of the Trust and Mr. Jonas hereby (i) irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect, any rights to demand appraisal of the Covered Shares or rights of dissent, and (ii) agrees to receive payment for the Covered Shares under the Merger Agreement.

4.5              Further Assurances. In addition to Section 4.3, during the term of this Agreement, from time to time, at Parent’s request and without further consideration, the Trust shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement. Without limiting the foregoing, the Trust and Mr. Jonas each hereby authorizes Parent and the Company to publish and disclose in the Proxy Statement/Prospectus and in any other announcement or disclosure required by applicable Law the Trust’s and Mr. Jonas’ identity and ownership of the Covered Shares and the nature of the Trust’s and Mr. Jonas’ obligations under this Agreement; provided, that in advance of any such announcement or disclosure, the Trust and Mr. Jonas shall each be afforded a reasonable opportunity to review and approve (not to be unreasonably withheld or delayed) such announcement or disclosure. Each of the Trust and Mr. Jonas agrees to notify Parent and the Company as promptly as reasonably practicable of any required corrections with respect to any written information supplied by the Trust and Mr. Jonas specifically for use in any such disclosure document. Except as otherwise required by applicable Law or listing agreement with a national securities exchange or a Governmental Entity, the Company and Parent will not make any other disclosures regarding the Trust or Mr. Jonas in any press release or otherwise without the prior written consent of the Trust and Mr. Jonas (not to be unreasonably withheld or delayed).

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ARTICLE 5
MISCELLANEOUS

5.1              Termination. This Agreement and all obligations of the parties hereunder shall automatically terminate on the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated pursuant to Article VII thereof, (c) a Change of Recommendation relating to a Superior Proposal or Intervening Event in accordance with the terms of Section 5.2(e) and Section 5.2(f), respectively, of the Merger Agreement, (d) the date of any amendment, modification, change or waiver of any provision of the Merger Agreement that would terminate the Trust or Mr. Jonas’s obligation to vote any of the Covered Shares pursuant to the proviso at the end of Section 2.1 hereto, or (e) January 9, 2018.

5.2              No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Trust and Mr. Jonas, and Parent and Merger Sub shall have no authority to direct the Trust or Mr. Jonas in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3              Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or overnight courier:

(a)	if to Parent to:

AT&T Inc.

One AT&T Plaza

208 South Akard Street, Suite 3202

Dallas, Texas 75202

Attention: David R. McAtee II

Fax: 214-746-2103

Email: david.mcatee@att.com

with a copy (which shall not constitute notice) to each of:

Kilpatrick Townsend & Stockton LLP

1100 Peachtree Street NE

Suite 2800

Atlanta, Georgia 30309

Attention: S. Joel Cartee

Fax: (404) 541-3238

Email: jcartee@kilpatricktownsend.com

(b)	if to the Trust:

Alliance Trust Company LLC

5375 Kietzke Lane, Second Floor

Reno, Nevada 89511

Attention: Greg Crawford

Facsimile: gcrawford@alliancetrustcompany.com

(c)	if to Mr. Jonas:

Howard Jonas

c/o IDT Corporation

520 Broad Street

Newark, New Jersey 07102

Email: howard.jonas@idt.net

with a copy (which shall not constitute notice) to:

Boies Schiller Flexner LLP

333 Main Street

Armonk, NY 10504

Attention: Jason Cyrulnik

Email: jcyrulnik@bsfllp.com

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or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other document shall be followed up within one (1) business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier. As soon as is reasonably practicable following receipt thereof, Parent shall provide the Company (at the address of the Company set forth in Section 8.6 of the Merger Agreement) with a copy of any notice received from the Trust or Mr. Jonas, or delivered by Parent to the Trust or Mr. Jonas (which copy shall not constitute notice to any party hereto).

5.4              Entire Agreement. This Agreement (including any exhibits hereto) constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter of this Agreement. No party shall be bound by, or be liable for, any alleged representation, promise, inducement or statement of intention not contained herein.

5.5              Governing Law and Venue; Waiver of Jury Trial.

(a)                THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in the State of Delaware (the “Chosen Courts”) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.3 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(b)               EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5.

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5.6              Amendment; Waiver. This Agreement may not be amended or modified in any way except by an instrument in writing signed by the parties hereto. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties hereto.

5.7              Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

5.8              Successors and Assigns; Third Party Beneficiaries. Neither this Agreement nor any rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement is void. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

5.9              Interpretation; Construction.

(a)                The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b)               The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

5.10          Trust Capacity. Notwithstanding anything contained in this Agreement to the contrary, the representations, warranties, covenants and agreements made herein by the Trust are made solely with respect to the Trust and the Covered Shares. The Trust is entering into this Agreement solely in its capacity as the Beneficial Owner of such Covered Shares and nothing herein shall limit or affect any actions taken by any officer or director of the Company (or a Subsidiary of the Company) solely in his or her capacity as a director or officer of the Company (or a Subsidiary of the Company), including, without limitation, to the extent applicable, participating in his or her capacity as a director of the Company in any discussions or negotiations in accordance with Section 5.2(b) of the Merger Agreement. Nothing contained herein, and no action taken by the Trust or Mr. Jonas pursuant hereto, shall be deemed to constitute the parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the parties are in any way acting in concert or as a group with respect to the obligations or the transactions contemplated by this Agreement.

5.11          Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Facsimile signatures or signatures received as a .pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.

5.12          Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

5.13          Specific Performance. The parties to this Agreement agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such non-performance or breach. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts, without proof of damages or otherwise, this being in addition to any other remedy at law or in equity, and the parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. Each party hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that or otherwise assert that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

[Signature page follows]

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

AT&T INC.

By:	/s/ Daniel J. Fete
Name: Daniel J. Fete
Title: Senior Vice President – Corporate Development

THE PATRICK HENRY TRUST By: Alliance Trust Company LLC, as Trustee

By:	/s/ Gregory Crawford
Name: Gregory Crawford
Title: Co-Manager

HOWARD S. JONAS /s/ Howard S. Jonas